FIRST AMENDMENT
                                          TO
                              SECURITY INTEREST AGREEMENT

                            Security interest in Securities

       DATED this 18th day of March 1998

       BETWEEN:

       (1) LONDON AUSTRALIAN & GENERAL PROPERTY COMPANY LIMITED, a company incorporated in England whose registered office is a 4 Grosvenor Place, London SW1X 7DL, England ("Lender"), as assignee of THAMESEDGE LIMITED, a company incorporated in England whose registered office is a 4 Grosvenor Place, London SW1X 7DL, England ("Original Lender")

       AND

       (2) HONDO OIL & GAS COMPANY, a Delaware corporation whose principal office is at 10375 Richmond Avenue, Suite 900, Houston, Texas 77042 USA (the "Debtor")

       AND

       (3) FOLIO TRUST COMPANY LIMITED, a company incorporated in Jersey whose registered office is at Westaway Chambers, 39 Don Street, St. Helier, Jersey, Channel Islands ("Folio Trust")

       AND

       (4) FOLIO NOMINEES LIMITED, a company incorporated in the British Virgin Islands whose administrative office is at Westaway Chambers, 39 Don Street, St. Helier, Jersey, Channel Islands ("Folio Nominees")

       WHEREAS

            (A)  The  Debtor  has  entered  into  a  certain  Security  Interest
       Agreement, dated May 13, 1997 (the "Original Security Interest Agreement"), in favor of the Original Lender, in which the Debtor (among other things) granted a lien and security interest in certain Collateral to the Original Lender;

            (B) London Australian & General Property Company Limited has received an assignment from Thamesedge Limited ("Thamesedge") of all of the Obligations and all of Thamesedge's rights and duties under the Original Security Interest Agreement;

            (C) The Lender has agreed to extend additional credit to the Debtor and to extend the maturity dates of the Obligations;

            (D) As a condition thereto, the Lender has requested, and the Debtor has agreed, to enter into this Amendment;

            (E) Capitalized terms used and not otherwise defined or amended in this Amendment shall have the meanings respectively assigned to them in (or determined in accordance with) the Original Security Interest Agreement.


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            In  consideration of  the foregoing  and  the mutual  covenants  and agreements hereinafter set forth, IT IS HEREBY AGREED AS FOLLOWS:

            1.   Amendment  to  Original  Security  Interest  Agreement.     The
       Original Security Interest Agreement is hereby amended as of the date first written above as follows:

                 (A) All references in the Original Security Interest Agreement or in this Amendment to "this Agreement" or "this Security Interest Agreement", or similar references, shall mean the Original Security Interest Agreement, as amended by this Amendment, and as the same may be further amended, restated or otherwise modified or supplemented from time to time in accordance with the terms thereof. This Amendment may be referred to in this Agreement as the "First Security Interest Agreement Amendment".

                 (B) In Section 1 of the Original Security Interest Agreement, clauses (i), (ii) and (iii) are amended to read:

                      "(i) all monies and  liabilities payable under the  credit and loan facilities (as same has been and may be supplemented, modified, amended or restated from time to time) described in the First Schedule;

                      (ii) any other  indebtedness or liabilities whatsoever  of the Debtor now existing or hereafter incurred on any account or accounts in favor of the Lender; and

                      (iii)     all  other   costs,  charges,  legal  or   other
                           expenses (incurred by the Lender in respect of the facilities detailed in the First Schedule) on a full and unqualified indemnity basis;

                      (collectively the "Obligations"):"

                 (C) In Section 8, the following new paragraph is added at the end thereof without the deletion or modification of any other material:

                 "With respect to any Collateral and subject to any contrary requirement of applicable law, (x) the Lender shall collect the cash proceeds received from any sale or other liquidation or disposition or from any other source and (y) after deducting all costs and expenses incurred by the Lender and any person designated by the Lender to take any of the actions in connection with such collection and sale or other liquidation or disposition (including attorneys' disbursements, expenses and fees), the Lender in its sole and absolute discretion may retain the same as additional or substitute Collateral or may apply the same (first to interest then to principal) to the Obligations described in and in direct order set forth on the First Schedule. In the event any funds remain after satisfaction in full of all of the
                 Obligations, then the remainder shall be returned to the Debtor, subject, however, to any other rights or interests the Lender may have therein under any other instrument, agreement or document or applicable law. If the amount of all proceeds received with respect to and in liquidation of the Collateral


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                 that shall  be applied to payment  of the Obligations shall  be insufficient to pay and satisfy all of the Obligations in full, the Debtor acknowledges and agrees that the Debtor shall remain and be jointly and severally liable for any deficiency.

                 (D)  The First Schedule is amended to read as follows:

                                    FIRST SCHEDULE

                                    The Obligations

                 1. Amended and Restated Note dated as of 18th December, 1997 in the principal amount of US$7,500,000 (seven million five hundred thousand United States dollars) which amends, restates and replaces that certain Note dated
                      31st  October,   1994,  in  the   principal  amount  of
                      US$5,000,000.00 (five million United States dollars), as assigned to Thamesedge and, in turn, to London Australian & General Property Company ("LAGP"), as same may be supplemented, modified, amended or restated from time to time (the "Facility Note");

                 2. Amended and Restated Revolving Credit Agreement dated 2nd July, 1997 between Debtor and Lender, as same has been, and as same may be, supplemented, modified, amended or restated from time to time, including any Promissory Note or Notes issued thereunder, as same has been, and as same may be, supplemented, modified, amended or restated from time to time (the "Revolving Credit Note");

                 3. Amended and Restated Note dated as of 18th December, 1997 in the principal amount of US$4,500,000 (four million five hundred thousand United States dollars) which amends, restates and replaces that certain Note dated 30th April, 1993, in the principal amount of US$3,000,000.00 (three million United States dollars) from Via Verde Development Company ("Via Verde") to Lonrho, as assigned to Thamesedge and, in turn, to LAGP, as same may be supplemented, modified, amended or restated from time to time, including to add unpaid interest to principal (the "Via Verde Note"), secured by a deed of trust recorded as Instrument No. 93-840817 in the Real Property Records of Los Angeles County, California as same has been, and as same may be, supplemented, modified, amended or restated from time to time (the "Via Verde Mortgage"), and guaranteed by Debtor in a Guaranty dated 30th April, 1993 as same has been, and as same may be, supplemented, modified, amended or restated from time to time (the "Hondo Guaranty");

                 4. Amended and Restated Note dated as of 18th December, 1997 in the principal amount of US$5,500,000 (five million five hundred thousand United States dollars) which amends, restates and replaces that certain Note dated 25th June, 1993, in the principal amount of US$4,000,000.00 (four million United States dollars) from Hondo to Lonrho, as assigned to Thamesedge and, in turn, to LAGP, as same may be supplemented, modified, amended or restated from time to time, including to add unpaid


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                      interest  to   principal  (the  "Valley  Gateway   Note"),
                      secured  by a  deed  of  trust dated  30th  August,  1993,
                      granted  by  Borrower  and  Newhall  Refining  Co.,   Inc.
                      ("Newhall") recorded as Instrument No. 93-2006475 in the Real Property Records of Los Angeles, California, as same has been, and as same may be, supplemented, modified, amended or restated from time to time (the "Valley Gateway Mortgage");

                 5. Consolidated, Amended and Restated Note dated 18th December, 1997 in the principal amount of US$40,000,000 (forty million United States dollars) which consolidates, amends, restates and replaces that certain Notes dated 1st September, 1991, in the original principal amount of US$10,000,000.00 (ten million United States dollars); dated 1st November, 1991 in the original principal amount of US$9,000,000.00 (nine million United States dollars); and dated 20th December, 1991, in the original principal amount of US$13,000,000.00 (thirteen million United States dollars) from Debtor to Lonrho Plc ("Lonrho"), as assigned to Thamesedge and, in turn, to LAGP, as each has been, and as each may be, supplemented, modified, amended, consolidated and/or restated from time to time, including to add unpaid interest to principal (the "Lonrho Notes");

                 6. Note Purchase Agreement dated 28th November, 1988, between Debtor (formerly known as Pauley Petroleum Inc.) and Thamesedge Limited ("Thamesedge"), as same has been, and as same may be, supplemented, modified amended or restated from time to time (the "Thamesedge Note Purchase Agreement") and an Amended and Restated Note dated as of 18th December, 1997 in the principal amount of US$75,000,000 (seventy-five million United States dollars) which amends, restates and replaces that certain Note dated 30th November, 1988, for US$75,000,000.00 (seventy-five million United States dollars) from Debtor to Thamesedge, as same may be supplemented, modified, amended or restated from time to time, including to add unpaid interest to principal (the "Thamesedge Note");

                      The Thamesedge Note, the Lonrho Notes, the Via Verde Notes, the Valley Gateway Note, the Facility Note and the Revolving Credit Note, are collectively referred to as the "Indebtedness";

                      By assignment dated 29th March, 1996, between Lonrho and Thamesedge, Lonrho assigned all of its interests in any Indebtedness owed to it to Thamesedge; and

                      By assignment dated 29th August, 1997, between Thamesedge and LAGP, Thamesedge assigned all of its interest in any Indebtedness owed to it to LAGP.

            2. Acknowledgment. The Debtor hereby acknowledges and certifies and agrees that: (a) the pledge and security interest granted by the Debtor to the Lender under this Agreement as Collateral for the Obligations (i) remains and shall continue in full force and effect, both before and after giving effect to this Amendment, (ii) is not


                                           4




       subject to any defence, counterclaim, set off, right of recoupment, abatement, reduction or other claim or determination, and (iii) is and shall continue to be governed by the terms and provisions of the Original Security Interest Agreement, as amended by this Amendment and as the same may be further amended or otherwise modified from time to time in accordance with the terms thereof.

            3. Representations and Warranties. To induce the Lender to enter into this Amendment and consummate the transactions contemplated hereby, the Debtor hereby represents and warrants to the Lender that as of the date of this Amendment the representations and warranties set forth in the Agreement are true and correct in all material respects with the same effect as though those representations and warranties had been made on and as of the date hereof.

            4. Counterparts. This Amendment may be signed in two or more counterpart copies, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto.

            5. Governing Law, Etc. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of the Original Security Interest Agreement (as amended hereby), which terms and provisions are incorporated herein by reference.

                                     [END OF PAGE]


            6.   Agreement  to  Continue as  Amended.    The  Original  Security
       Interest Agreement, as amended by this Amendment, shall remain and continue in full force and effect from and after the date hereof.

       IN WITNESS whereof the parties hereto have hereunto set their hands and seals the day and year first above written.

       The Common Seal of
       LONDON AUSTRALIAN & GENERAL PROPERTY
       COMPANY LIMITED
       was hereunto affixed
       in the presence of:

       /s/ R.E. Whitten                 Director
       -------------------------------

       /s/ N. J. Morrell                 Director
       -------------------------------

       Signed by
       duly authorized
       for and on behalf of:
       HONDO OIL & GAS
       COMPANY

       /s/ John J. Hoey                   President
       -------------------------------

       The Common Seal of
       FOLIO TRUST COMPANY
       LIMITED


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       was hereunto affixed
       in the presence of:

       /s/ R. David Johnson              Director
       -------------------------------

       /s/ Nicholas St. Clair Morgan     Director
       -------------------------------

       The Common Seal of
       FOLIO NOMINEES LIMITED
       was hereunto affixed
       in the presence of:

       /s/ R. David Johnson              Director
       -------------------------------

       /s/ Nicholas St. Clair Morgan     Director
       -------------------------------










































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